AMERITAS LIFE INSURANCE CORP. ("AMERITAS")

                      AMERITAS VARIABLE SEPARATE ACCOUNT V
                     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
                              ("Separate Accounts")

                                 Supplement to:
                              Excel Performance VUL
                                 OVERTURE MEDLEY
                         Prospectuses Dated May 1, 2009

                          Supplement Dated May 1, 2009

This supplement amends certain disclosure contained in the above-referenced prospectuses for the policies with the same names. Please keep this supplement together with your prospectus for future reference. Please note that some information provided below may not be applicable to you, as all underlying portfolios may not be available as subaccount investment options under your policy.

1. Effective May 1, 2009, the PORTFOLIO COMPANY OPERATING EXPENSES chart in the Excel Performance VUL prospectus is revised for the Oppenheimer portfolio listed below.

----------------------------------------------------------------------------------------------------------------------
                                                               Acquired
                                                               Fund Fees      Total      Waivers       Total Expenses
Subaccount's underlying          Management   12b-1    Other      and       Portfolio     and        after Waivers and
Portfolio Name*                     Fees      Fees     Fees    Expenses       Fees     Reductions    Reductions, if any
----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER, Non-Service Shares
--------------------------------------------------------------------------------------------------------------------
Global Securities/VA                0.63%       -       0.12%(1)  -           0.75%      -             0.75%(2)
--------------------------------------------------------------------------------------------------------------------

Oppenheimer (1) "Other Fees" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. Effective May 1, 2009, the Fund's transfer agent fee structure has changed. The "Other Fees" and "Total Expenses after Waivers and Reductions, if any" per the above table reflect the estimated annual effect of these contractual changes. Prior to May 1, 2009, the Transfer Agent had voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of the average daily net assets per fiscal year. For the Fund's fiscal year ended December 31, 2008, the transfer agent fees did not exceed the expense limitation. The actual "Other Fees" as a percentage of the average daily net assets for the Fund's fiscal year ended December 31, 2008 were 0.02%. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year ended December 31, 2008 reduced its custodial expenses by less than 0.01% of average daily net assets.
Oppenheimer (2) Effective May 1, 2009 the Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that those expenses, as percentages of average daily net assets will not exceed the annual rate of 1.00%. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. After all the waivers and credits in effect during that period, the actual "Total Expenses after Waivers and Reductions, if any," as percentages of average daily net assets for the Fund's fiscal year ended December 31, 2008 were 0.65%. It is estimated that after giving effect to all of the current fees structures, waivers and credits, the Fund's "Total Expenses after Waivers and Reductions, if any," as percentages of average daily net assets would have been 0.75% during the fiscal year ended December 31, 2008.
* Short cites are used in this list. The "Investment Options" section uses complete Portfolio names.

2. Ameritas intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 (the "1934 Act") to the extent the requirement to file reports under the 1934 Act is determined to be applicable to depositors of variable insurance products.


All other provisions of your policy remain as stated in your policy and prospectus.

  Please retain this supplement with the current prospectus for your variable policy issued by Ameritas Life Insurance Corp.
                 If you do not have a current prospectus, please
                      contact Ameritas at 1-800-745-1112.